Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2002

Computer Access Technology Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-31863	77-0302527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2403 Walsh Avenue, Santa Clara, California	95051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (408) 727-6600

Not applicable
(Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS

On October 1, 2002, Computer Access Technology Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:        The following documents are filed as exhibits to this report:

Exhibit Number	Description

99.1	Press Release dated October 1, 2002 of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMPUTER ACCESS TECHNOLOGY CORPORATION, a Delaware corporation

October 3, 2002	By:	/s/ CARMINE J. NAPOLITANO
Carmine J. Napolitano Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description
99.1	Press Release dated October 1, 2002 of the Registrant.